SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
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GLOBECOMM SYSTEMS INC

(Name of Registrant as Specified In Its Organizational Documents)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 17, 2011

GLOBECOMM SYSTEMS INC.

Meeting Information
Meeting Type:     Annual Meeting
For holders as of:   September 27, 2011
Date:   November 17, 2011         Time:   10:00 AM EST

Location:	Globecomm Systems Inc. 45 Oser Avenue Hauppauge, New York 11788
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement         2. 10K Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees
01	Richard E. Caruso	02 Keith A. Hall	03 David E. Hershberg	04 Harry L. Hutcherson, Jr	05 Brian T. Maloney
06	Jack A. Shaw	07 A. Robert Towbin	08 C.J. Waylan
The Board of Directors recommends you vote FOR proposals 2. and 3.
2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM proposal to ratify the appointment of Ernst & Young LLP, as independent registered public accounting firm of the Company as described in the Proxy Statement.

3.	To approve, by non-binding vote, executive compensation as described in the proxy statement.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4.	To recommend, by non-binding vote, the frequency of holding an advisory (non-binding) vote on executive compensation.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.